Exhibit 99.1

                                 PROMISSORY NOTE

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  Principal      Loan Date   Maturity     Loan No. Call/Coll  Account  Officer  Initials
$8,837,300.00   01-20-2004   04-20-2011    57748    37/400    119284      JB
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

Reference in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing*****has been omitted due to text length limitations.


Borrower: HUSKER AG, LLC (TIN: 47-0836953)        Lender: STEARNS BANK NATIONAL
           P.O. Box 10                                    ASSOCIATION
           Plainview, NE  68769                           4191 So. 2nd Street
                                                          P.O. Box 7338
                                                          St. Cloud, MN 56302


Principal Amount:$8,837,300.00                               Initial Rate:5.250%

                          Date of Note:January 20,2004

PROMISE TO PAY. HUSKER AG, LLC ("Borrower") promises to pay to STEARNS BANK NATIONAL ASSOCIATION ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Million Eight Hundred Thirty-seven Thousand Three Hundred & 00/100 Dollars ($8,837,300.00), together with interest on the unpaid principal balance from January 20, 2004, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan on demand. Payment in full is due immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in 87 payments of $122,668.43 each payment. Borrower's first payment is due February 20, 2004, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on April 20, 2011, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 1ST DAY OF EACH CALENDAR QUARTER. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.00% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the Index, resulting in an initial rate of 5.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: THIS NOTE MAY NOT BE PREPAID, EITHER IN WHOLE OR IN PART, EXCEPT AS PROVIDED HEREIN, EFFECTIVE JANUARY 20, 2004 THIS NOTE MAY BE PREPAID AT ANY TIME IN WHOLE OR IN PART UPON 10 DAYS WRITTEN NOTICE TO THE HOLDER HEREOF AND UPON PAYMENT OF A PREPAYMENT PREMIUM IN AN AMOUNT EQUAL TO 5.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR ONE, 4.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE YEAR TWO, 3.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE YEAR THREE, 2.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR FOUR, AND 1.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR FIVE. ALL PREPAYMENTS SHALL, AT THE OPTION OF THE HOLDER HEREOF, FIRST BE APPLIED TO ACCRUED INTEREST AND THE REMAINDER THEREOF TO PRINCIPAL. NOTWITHSTANDING ANY SUCH PREPAYMENT(S), UNTIL THE PRINCIPAL AMOUNT OF THIS NOTE AND ALL INTEREST THEREON IS PAID IN FULL, THE MAKER HEREOF SHALL CONTINUE TO MAKE INSTALLMENT PAYMENTS OF PRINCIPAL AND INTEREST IN THE AMOUNTS AND AT THE TIMES PROVIDED HEREIN. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather early payments will reduce the principal balance due any may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST ST CLOUD, MN 56302-7338.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment within ten (10) days when due under this Note.

      Other Defaults. Borrower materially fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to materially perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

      False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), or any other termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure of forfeiture proceedings, whether by judicial proceedings, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      Adverse Change. A material adverse change occurs in Borrower's financial condition.

      Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
      (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota. This Note has been accepted by Lender in the State of Minnesota.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by COLLATERAL AS DESCRIBED IN THE FOLLOWING DOCUMENTS: DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT DATED JANUARY 20, 2004.

LATE CHARGE. SHOULD BORROWER FAIL TO PAY ANY PAYMENT REQUIRED DURING THE TERM OF THIS LOAN, OR TO PAY THE INDEBTEDNESS UPON THE MATURITY OF THIS LOAN, AND SHOULD ANY SUCH AMOUNT REMAIN UNPAID FOR A PERIOD OF ten (10) DAYS FOLLOWING ITS DUE DATE, THEN BORROWER AGREES AND COVENANTS TO PAY TO LENDER A LATE CHARGE IN THE AMOUNT OF FIVE PERCENT (5%) OF ANY SUCH AMOUNT, INCLUDING THE AMOUNT DUE AND PAYABLE AT MATURITY.

ESCROW PROVISION. BORROWER AGREES TO MAINTAIN A DEPOSIT ACCOUNT (THE ESCROW ACCOUNT) WITH LENDER, FROM WHICH REAL ESTATE AND PROPERTY TAXES ON THE MORTGAGED PROPERTY WILL BE PAID. DEPOSITS INTO THE ESCROW ACCOUNT WILL BE MADE MONTHLY ALONG WITH THE BORROWER'S SCHEDULED LOAN PAYMENTS AND WILL BE EQUAL TO 1/12 OF THE AMOUNT OF THE REAL ESTATE TAXES AS PROJECTED TO BE OWED IN THE NEXT 14 MONTHS FOLLOWING EACH TAX ESCROW PAYOUT. THE MONTHLY ESCROW PAYMENTS WILL BEGIN ALONG WITH THE BORROWER'S FIRST SCHEDULED PRINCIPAL AND INTEREST PAYMENT. BORROWER AGREES AT ALL TIMES TO MAINTAIN A 2 MONTH ESCROW RESERVE. BORROWER ALSO AGREES THAT IF FOR ANY REASON THE ESCROW ACCOUNT BALANCE IS INSUFFICIENT TO MAKE THE REQUIRED TAX PAYMENT AS REQUIRED, THAT WITHIN 15 DAYS OF NOTICE FROM LENDER, BORROWER WILL FORWARD TO LENDER THE AMOUNTS NECESSARY TO PAY ALL AMOUNTS DUE AND RE-ESTABLISH THE 2 MONTH ESCROW RESERVE.

PRIOR NOTE. THIS NOTE IS A RENEWAL, EXTENSION AND REARRANGEMENT OF NOTE #53455, DATED 12-19-2001, IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.


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

SECTION DISCLOSURE. This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS, BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

HUSKER AG, LLC

By: /s/ Gary Kuester                         By:/s/ Jack Frahm
    -------------------------------             ------------------------
    GARY KUESTER, Chairman                      JACK FRAHM, Secretary
    of HUSKER AG, LLC                           of HUSKER AG, LLC

By: /s/ Scott Carpenter                      By:/s/Cory Furstenau
    -------------------------------             -------------------------
    SCOTT CARPENTER, Vice Chairman              CORY FURSTENAU, Treasurer
    of HUSKER AG, LLC                           of HUSKER AG, LLC

                                        4